Exhibit 10.8.33


                        CASH COLLATERAL PLEDGE AGREEMENT



                                      among



                                   CDOC, INC.,



                              JPMORGAN CHASE BANK,
                               as Collateral Agent



                                       and



                              JPMORGAN CHASE BANK,
                               as Depositary Bank



                           Dated as of March 20, 2002



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                                Table of Contents
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SECTION 1.            DEFINED TERMS..............................................................................1

         1.1      Definitions....................................................................................1

         1.2      Other Definitional Provisions..................................................................3

SECTION 2.            ESTABLISHMENT OF CASH COLLATERAL ACCOUNT;..................................................3

DEFINITION OF "COLLATERAL".......................................................................................3

         2.1      Cash Collateral Account........................................................................3

         2.2      Definition of Collateral.......................................................................3

         2.3      The Account....................................................................................4

SECTION 3.            GRANT OF SECURITY INTEREST BY GRANTOR......................................................4

         3.1      Grant..........................................................................................4

         3.2      Intercreditor Relationship Regarding Collateral................................................4

         3.3      Continuing Security Interest...................................................................4

SECTION 4.            WITHDRAWALS BY  GRANTOR....................................................................4

SECTION 5.            INVESTMENTS................................................................................4

         5.1      Investments; Losses............................................................................4

         5.2      No Obligation to Make or Track Investments Based on Collateral Allocation......................5

SECTION 6.            COMPENSATION/EXPENSES/INDEMNITY............................................................5

         6.1      Compensation/Expenses..........................................................................5

         6.2      Indemnity......................................................................................5

         6.3      Survival.......................................................................................5

SECTION 7.            REMEDIAL PROVISIONS........................................................................5

SECTION 8.            REPRESENTATIONS AND WARRANTIES OF GRANTOR..................................................6

         8.1      Title; No Other Liens..........................................................................6

         8.2      Perfected First Priority Liens.................................................................6

SECTION 9.            COVENANTS..................................................................................6

         9.1      Maintenance of Perfected Security Interest; Further Documentation..............................6

SECTION 10.           AUTHORITY OF COLLATERAL AGENT..............................................................7

         10.1     General Authority of the Collateral Agent......................................................7

         10.2     Execution of Financing Statements..............................................................7

         10.3     Further Assurances.............................................................................7
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                               TABLE OF CONTENTS
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         10.4     Exculpatory Provisions.........................................................................8

         10.5     Delegation of Duties...........................................................................8

         10.6     Reliance by Collateral Agent...................................................................8

         10.7     Moneys to be Held in Trust.....................................................................9

         10.8     Resignation and Removal of the Collateral Agent................................................9

         10.9     Status of Successor Collateral Agent..........................................................10

         10.10    Merger of the Collateral Agent................................................................10

SECTION 11.           ABSOLUTE OBLIGATIONS......................................................................10

         11.1     Absolute, etc.................................................................................11

         11.2     Reinstatement, etc............................................................................11

         11.3     Waiver, etc...................................................................................12

         11.4     Waiver of Subrogation; Subordination..........................................................12

SECTION 12.           MISCELLANEOUS.............................................................................12

         12.1     Amendments....................................................................................12

         12.2     Notices.......................................................................................12

         12.3     No Waiver by Course of Conduct; Cumulative Remedies...........................................12

         12.4     Successors and Assigns........................................................................13

         12.5     Counterparts..................................................................................13

         12.6     Severability..................................................................................13

         12.7     Section Headings..............................................................................13

         12.8     Integration...................................................................................13

         12.9     Depository Bank's Location....................................................................13

         12.10    GOVERNING LAW.................................................................................13

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Schedule I - Notice Addresses

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                        CASH COLLATERAL PLEDGE AGREEMENT

        CASH COLLATERAL PLEDGE AGREEMENT, dated as of March__, 2002, among CDOC, INC., a Delaware corporation (the "Grantor"), JP MORGAN CHASE BANK, ("Chase"), as Collateral Agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined below) and JP MORGAN CHASE BANK, as Depositary Bank (in such capacity, the "Depositary Bank").

                              W I T N E S S E T H:

        WHEREAS, pursuant to that certain Credit Agreement, dated as of November 22, 2000, (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among certain borrowers (the "Borrowers"), the other financial institutions parties thereto (the "Banks"), and JP Morgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent (in such capacity, the "Administrative Agent"), the Administrative Agent and the Banks made loans to the Borrowers to refinance loans under that certain Termination and Replacement Agreement, dated as of May 30, 2000;

        WHEREAS, the obligations of the Borrowers under the Credit Agreement and the Loan Documents, as defined therein, are guaranteed by Conseco, Inc. (the "Guarantor") pursuant to a Guaranty dated November 22, 2000 (the "Guaranty");

        WHEREAS, the Guarantor has agreed pursuant to a Consent and Agreement dated March 20, 2002 to deliver this Agreement to the Guarantor;

        WHEREAS, the Grantor has derived substantial direct and indirect benefits from the Credit Agreement;

        NOW, THEREFORE, in consideration of the premises and to induce the Banks to enter into the Amendment, the Grantor, the Collateral Agent and the Depositary Bank hereby agree as follows:

        SECTION 1. DEFINED TERMS

               1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

               (a) The following terms shall have the following meanings:

               "Account Agreement" shall have the meaning set forth in Section 2.1.

               "Administrative Agent" shall have the meaning set forth in the first Recital.

               "Agreement" shall mean this Cash Collateral Pledge Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

               "Banks" shall have the meaning set forth in the first recital.

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               "Borrowers" shall have the meaning set forth in the first
        Recital.

               "Cash Collateral Account" shall have the meaning set forth in
        Section 2.1 hereof.

               "Cash Equivalents": (i) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (ii) commercial paper of a bank or other financial institution rated at least AA- by Standard & Poor's Ratings Services ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; and (iii) securities with maturities of one year or less from the date of acquisition issued by a foreign or domestic bank or other financial institution and rated at least AA- by S&P or P-1 by Moody's.

               "Chase" shall have the meaning as set forth in the preamble.

               "Collateral" shall have the meaning as set forth in Section 2.2.

               "Collateral Agent" shall have the meaning set forth in the Preamble.

               "Collateral Agent Fees" shall have the meaning set forth in
        Section 6.1.

               "Credit Agreement" shall have the meaning set forth in the first Recital.

               "Depositary Bank" shall have the meaning set forth in the Preamble.

               "Grantor" shall have the meaning set forth in the preamble.

               "Guarantor" shall have the meaning set forth in the second
        Recital.

               "Guaranty" shall have the meaning set forth in the second
        Recital.

               "Loans" shall have the meaning specified in the Credit Agreement.

               "Obligations" shall mean all obligations and liabilities of whatever nature or type of Conseco that may arise under or in connection with the Guaranty, or any other agreement to which Conseco is a party relating in any manner to the Loans, in each case whether on account of guarantee obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Collateral Agent, the Administrative Agent that are required to be paid pursuant to the terms of this Agreement or any other agreement).

               "Proceeds" shall mean all "proceeds" as such term is defined in
        Section 9-306(1) of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

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               "Securities Act" shall mean the Securities Act of 1933, as amended.

               "Secured Obligations" shall mean the collective reference to (a) the Obligations, and (b) the Collateral Agent Fees.

               "Secured Parties": the collective reference to (a) the Administrative Agent, (b) the Banks and (c) the Collateral Agent.

               "Subrogation Rights" shall have the meaning set forth in Section 11.4.

               "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

               1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

               (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

               (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

        SECTION 2. ESTABLISHMENT OF CASH COLLATERAL ACCOUNT;

                           DEFINITION OF "COLLATERAL"

               2.1 Cash Collateral Account. The Grantor has agreed to enter into an account agreement (the "Account Agreement") with the Depositary Bank and Grantor may in the future deposit cash collateral in immediately available funds into an investment account maintained by Chase pursuant to the Account Agreement (hereinafter the "Cash Collateral Account") in the name of the Collateral Agent. The Cash Collateral Account shall be subject to the exclusive dominion and control of the Collateral Agent. The Grantor, the Depository Bank and the Collateral Agent agree that the Cash Collateral Account is a securities account under Article 8 of the UCC and all assets held in the account shall be treated as financial assets under Article 8 of the UCC. Depositary Bank agrees that it shall at all times be a "securities intermediary" within the meaning of
        Section 8-102 of the UCC.

               2.2 Definition of Collateral. The "Collateral" shall be all funds, items, instruments, investments, securities, and other things of value at any time deposited with or held by (whether for collection, provisionally or otherwise), the Depositary Bank (solely in its capacity as Depositary Bank), the Collateral Agent (solely in its capacity as Collateral Agent), or any agent, bailee or custodian therefor, in each case, for deposit in the Cash Collateral Account, all Cash Equivalents referred to in Section 5 hereof, and all Proceeds of any and all of the

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        foregoing, including, without limitation, any of the foregoing from time to time paid to, deposited in, credited to or held in the Cash
        Collateral Account.

               2.3 The Account. The parties hereby agree and represent that (a) the Cash Collateral Account will be established in the name of Collateral Agent as recited above, (b) the Cash Collateral Account does not hold any financial assets which are registered in the name of Grantor, payable to its order or specially endorsed to it, which have not been endorsed to the Collateral Agent or in blank, (c) the security entitlements arising out of the financial assets carried in the Cash Collateral Account and any free credit balance are valid and legally binding obligations of the Depository Bank, and (d) except for the claims and interests of Grantor and the Collateral Agent in the Cash Collateral Account, the Collateral Agent does not know of any claim to or interest in the Cash Collateral Account or in any financial asset carried therein.

        SECTION 3. GRANT OF SECURITY INTEREST BY GRANTOR

               3.1 Grant. Grantor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, the Collateral and in the Cash Collateral Account, as collateral security for the Secured Obligations, including for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise, but in all instances subject to the provisions of the Credit Agreement) of the Secured Obligations.

               3.2 Intercreditor Relationship Regarding Collateral. The Collateral shall be held for the ratable benefit of the Secured Parties.

               3.3 Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until the payment in full of all Secured Obligations, (b) be binding upon Grantor and its successors, transferees, and assigns, and (c) inure, together with the rights and benefits of the Collateral Agent hereunder, to the benefit of each of the Secured Parties.

        SECTION 4. WITHDRAWALS BY GRANTOR

        Pending payment in full of the Secured Obligations, the Grantor shall not have any right to withdraw or otherwise have access to any Cash Collateral deposited in the Collateral Account except to the extent that the Grantor delivers to the Collateral Agent a certificate in a form reasonably satisfactory to the Collateral Agent: (i) stating the amount of the withdrawal, and (ii) authorizing the application of such Cash Collateral to the Loans or the Guaranty as specifically described in said certificate.

        SECTION 5. INVESTMENTS

               5.1 Investments; Losses. The Cash Collateral Account shall be invested pursuant to the Account Agreement, but only in investments of Cash Equivalents in which the Collateral Agent has a perfected security interest as Grantor may from time to time direct. All investments shall be made in the name of the Collateral Agent. All income from such

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        investments shall be retained in the Cash Collateral Account, and be maintained and applied in the same manner as other balances. All such investments shall be at risk of Grantor and the Collateral Agent shall not be liable to any person or entity with respect to any loss with respect to such investments in the absence of its gross negligence or willful misconduct. All income from investments in the Cash Collateral Account shall be taxable to Grantor, and the Collateral Agent shall prepare and distribute to Grantor, as required, Form 1099 or other appropriate federal and state income tax forms with respect to such income. Grantor shall pay when due all such taxes on such income.

               5.2 No Obligation to Make or Track Investments Based on Collateral Allocation. Consistent with the foregoing, the Collateral Agent shall have no obligation to make, track, or otherwise account for investment gains or losses with respect to the Collateral based upon the intercreditor relationship and agreement set forth in Section 3.2 hereof.

        SECTION 6. COMPENSATION/EXPENSES/INDEMNITY

               6.1 Compensation/Expenses. The Grantor hereby agrees to pay to the Depositary Bank's and the Collateral Agent's usual and customary fees, charges and all other related expenses with regard to the Cash Collateral Account and all services performed in connection therewith, and, in addition, the Grantor agrees to pay on demand all reasonable costs and expenses (including without limitation reasonable legal fees and expenses) incurred in connection with the administration, work-out or enforcement of this Agreement or any Collateral (collectively, "Collateral Agent's Fees").

               6.2 Indemnity. (a) The Grantor agrees to pay, and to save the Collateral Agent and the other Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

               (b) The Grantor agrees to pay, and to save the Collateral Agent and the other Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement except with respect to the gross negligence or wilful misconduct of the Collateral Agent or any such Secured Party.

               6.3 Survival. The obligations of the Grantor under this Section 6 shall survive termination of this Agreement.

        SECTION 7. REMEDIAL PROVISIONS

        If any Event of Default shall have occurred and is continuing, the Collateral Agent may, and upon instruction of the Administrative Agent shall, from time to time (i) if the Collateral Agent concludes in its sole and absolute discretion that such action is warranted, apply any of the moneys in the Cash Collateral Account to the payment of due and unpaid Collateral Agent Fees, (ii) distribute any part or all of the remaining Cash Collateral to the Agent for

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application against the Secured Obligations, and (iii) after payment in full, including interest and expenses, of the Secured Obligations, distribution of any surplus to the Grantor. In addition to the foregoing, the Collateral Agent shall have and expressly reserves the ability to exercise any and all rights and remedies of a secured party under the UCC and other applicable law upon the occurrence of an Event of Default. In connection with the foregoing, the Collateral Agent may liquidate any investment included in the Collateral prior to the maturity thereof and shall not be liable for any losses incurred in connection with such liquidation.

        SECTION 8. REPRESENTATIONS AND WARRANTIES OF GRANTOR

        Grantor hereby represents and warrants to the Collateral Agent that:

               8.1 Title; No Other Liens. Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement, the Grantor owns each item of the Cash Collateral free and clear of any and all liens or claims of others. No financing statement or other public notice with respect to all or any part of the Cash Collateral is on file or of record in any public office, except as may have been filed in favor of the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement.

               8.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon deposit of any Collateral in the Cash Collateral Account, will constitute valid perfected security interests in all of the Collateral (subject to applicable bankruptcy and insolvency laws) in favor of the Collateral Agent, for the benefit of the Secured Parties, as Collateral security for the Secured Obligations, enforceable in accordance with the terms hereof against all creditors of the Grantor and any Persons purporting to purchase any Collateral from the Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof.

        SECTION 9. COVENANTS

        The Grantor covenants and agrees with the Collateral Agent that, from and after the date of this Agreement until the Secured Obligations shall have been paid in full:

        9.1 Maintenance of Perfected Security Interest; Further Documentation.

               (a) The Grantor shall maintain the security interest created by this Agreement as a perfected security interest having the priority described in Section 8.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

               (b) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver, and have recorded, such further instrument and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, filing and financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created.

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        SECTION 10. AUTHORITY OF COLLATERAL AGENT

               10.1 General Authority of the Collateral Agent. (a) The Grantor herein irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, during the continuance of an Event of Default, as its true and lawful attorney-in-fact with full power and authority in its or his own name, from time to time in the Collateral Agent's discretion to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement and accomplish the purposes hereof and thereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

               (b) By acceptance of the benefits of this Agreement each Secured Party shall be deemed irrevocably (i) to consent to the appointment of the Collateral Agent as its agent hereunder, (ii) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for enforcement of any provisions of this Agreement against any Grantor or the exercise of remedies hereunder or thereunder, (iii) to agree that such Secured Party shall not take any action to enforce any provisions of this Agreement against the Grantor or to exercise any remedy hereunder or thereunder and (iv) to agree to be bound by the terms of this Agreement.

               (c) Other than as provided to the contrary herein, the Collateral Agent will follow any written instructions provided by the Agent, although if it should reasonably conclude that any requested action would subject it to unacceptable risk of liability it may request a sufficient indemnity from the Banks before being required to proceed with such instructions.

               10.2 Execution of Financing Statements. Pursuant to the UCC and any other applicable law, the Grantor authorizes the Collateral Agent to file or record financing statements and other filings or recording documents or instruments with respect to the Collateral in such form and in such offices as the Collateral Agent determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

               10.3 Further Assurances. At any time and from time to time, upon the written request of the Administrative Agent or the Collateral Agent, and at the expense of Conseco, the Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action as is necessary or reasonably requested further to perfect, or to protect the perfection of, the liens and security interests granted hereunder including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction. In addition to the foregoing, at any time and from time to time, upon the written request of the Collateral Agent, and at the

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        expense of the Grantor, the Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent determines is necessary or reasonably requested to obtain the full benefits of this Agreement and of the rights and powers herein. Notwithstanding the foregoing, in no event shall the Collateral Agent have any obligation to monitor the perfection or continuation of perfection or the sufficiency or validity of any security interest in or related to the Collateral.

               10.4 Exculpatory Provisions. (a) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein, all of which are made solely by the Grantor. The Collateral Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Grantor thereto or as to the security afforded by this Agreement or as to the validity, execution (except its execution), enforceability, legality or sufficiency of this Agreement, or the Secured Obligations, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters.

               (b) The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Grantor of any of the covenants or agreements contained herein.

               (c) The Collateral Agent shall have the same rights with respect to any Secured Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Collateral Agent hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with, the Grantor or Conseco or any of Conseco's other affiliates as if it were not the Collateral Agent.

               (d) The Collateral Agent shall not be liable for any action taken or omitted to be taken in accordance with the Agreement except for its own gross negligence or willful misconduct.

               10.5 Delegation of Duties. The Collateral Agent may execute any of the powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact. The Collateral Agent shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

               10.6 Reliance by Collateral Agent. (a) Whenever in the administration of this Agreement the Collateral Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Collateral Agent taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a Responsible Officer of the Grantor delivered to the Collateral Agent, and such certificate shall be full warrant to the Collateral Agent for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of Section 10.4(d).

               (b) The Collateral Agent may consult with counsel, and any opinion of counsel shall be full and complete authorization and

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        protection in respect of any action taken or suffered by it hereunder.
        The Collateral Agent shall have the right at any time to seek instructions concerning the administration of this Agreement from any court of competent jurisdiction.

               (c) The Collateral Agent may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its own gross negligence or willful misconduct, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement.

               (d) The Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Agent by this Agreement unless the Collateral Agent shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by the Collateral Agent, including such reasonable advances as may be requested by the Collateral Agent.

               (e) Any opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate of a Responsible Officer of the Grantor or representations made by a Responsible Officer of the Grantor in a writing filed with the Collateral Agent.

               10.7 Moneys to be Held in Trust. All moneys received by the Collateral Agent under or pursuant to any provision of this Agreement shall be held in trust for the purposes for which they were paid or are held.

               10.8 Resignation and Removal of the Collateral Agent. (a) The Collateral Agent may at any time, by giving written notice to the Grantor, the Administrative Agent and each of the Banks, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collateral Agent, (ii) the acceptance of such appointment by such successor Collateral Agent and (iii) the approval of such successor Collateral Agent evidenced by one or more instruments signed by the Administrative Agent and Grantor. If no successor Collateral Agent shall be appointed and shall have accepted such appointment within 90 days after the Collateral Agent gives the aforesaid notice of resignation, the Collateral Agent, the Grantor, the Administrative Agent, or any other Secured Party may apply to any court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor Collateral Agent shall have been appointed as provided in this Section 10.8. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed by the Administrative Agent as provided

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        herein. The Administrative Agent may, at any time upon giving 30 days'
        prior written notice thereof to the Collateral Agent, remove the Collateral Agent and appoint a successor Collateral Agent, such removal to be effective upon the acceptance of such appointment by the successor. The Collateral Agent shall be entitled to Collateral Agent Fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

               (b) If at any time the Collateral Agent shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Agent for any other cause, a successor Collateral Agent may be appointed by the Administrative Agent and the Grantor (acting in concert). The powers, duties, authority and title of the predecessor Collateral Agent shall be terminated and cancelled without procuring the resignation of such predecessor and without any other formality (except as be required by applicable law) than appointment and designation of a successor in writing duly acknowledged and delivered to the predecessor and the Grantor. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Administrative Agent, the Grantor, or the successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, duties, authority and title of such predecessor hereunder and shall deliver all Collateral held by it or its agents to such successor. Should any deed, conveyance or other instrument in writing from the Grantor be required by any successor Collateral Agent for more fully and certain vesting in such successor the estates, properties, rights, powers, duties, authority and title vested or intended to be vested in the predecessor Collateral Agent, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by the Grantor. If the Grantor shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it receives a written request from the successor Collateral Agent to do so, or if an Event of Default shall have occurred and be continuing, the predecessor Collateral Agent may execute the same on behalf of the Grantor. The Grantor hereby appoints any predecessor Collateral Agent as its agent and attorney to act of it as provided in the next preceding sentence.

               10.9 Status of Successor Collateral Agent. Every successor Collateral Agent appointed pursuant to Section 10.8 shall be a bank or trust company in good standing and having power to act as Collateral Agent hereunder, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having its principal office within the 48 contiguous States and shall also have capital, surplus and undivided profits of not less than $500,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the powers and duties hereunder upon reasonable or customary terms.

               10.10 Merger of the Collateral Agent. Any corporation into which the Collateral Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, shall be the Collateral Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

        SECTION 11. ABSOLUTE OBLIGATIONS

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


               11.1 Absolute, etc. This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable obligation, and shall remain in full force and effect until all Secured Obligations have been paid in full and all obligations of the Grantor hereunder shall have been paid in full. The liability of the Grantor under this Agreement shall be absolute, unconditional and irrevocable irrespective of:

               (a) any lack of validity, legality or enforceability of the Credit Agreement or any other document delivered in connection therewith (the "Loan Documents");

               (b) the failure of the Administrative Agent or any Bank:

               (i) to assert any claim or demand or to enforce any right or remedy against any Borrower or any other Person under the provisions of the Credit Agreement, any other Loan Document or otherwise; or

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations;

               (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other extension, compromise or renewal of any Secured Obligations;

               (d) any reduction, limitation, impairment or termination of the Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Secured Obligations;

               (e) any amendment to, rescission, waiver, or other modification of, or any consent to any departure from, any of the terms of the Credit Agreement or any other Loan Document;

               (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to any departure from, any other guaranty held by the Agent or any Bank or any other holder of the Secured Obligations; or

               (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, a Borrower, any surety or any guarantor.

               11.2 Reinstatement, etc. The Grantor agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Secured Obligations is rescinded or must otherwise be restored by the Administrative Agent or any Bank or any other holder of any Secured Obligations, upon the insolvency, bankruptcy or reorganization of any Borrower, all as though such payment had not been made.

               11.3 Waiver, etc. The Grantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Secured Obligations, and this Agreement and any requirement that the Collateral Agent, the Administrative Agent or any Bank or any other holder of Secured Obligations protect, secure, perfect or insure any security interest or lien, or any property subject thereto, or exhaust any right or take any action against any Borrower or any other Person (including any other guarantor) or entity or any collateral securing the Secured Obligations.

               11.4 Waiver of Subrogation; Subordination. The Grantor hereby irrevocably waives with respect to any Borrower, until the prior indefeasible payment in full in cash of all Secured Obligations, any claim or other rights which it may now or hereafter acquire against any Borrower that arises from the existence, payment, performance or enforcement of the Grantor's obligations hereunder, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Banks and the Administrative Agent against any Borrower or any collateral which the Collateral Agent now has or hereafter acquires, whether or not such claim, remedy or right (all such claims, remedies and rights being collectively called "Subrogation Rights") arises in equity, or under contract, statute or common law, including the right to take or receive from any Borrower, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Grantor in violation of the preceding sentence and the Secured Obligations shall not have been paid in cash, in full, such amount shall be deemed to have been paid to the Grantor for the benefit of, and held in trust for, the Banks and the Administrative Agent, and shall forthwith be paid to the Banks and Administrative Agent to be credited and applied upon the Secured Obligations, whether matured or unmatured. The Grantor acknowledges that it will receive direct and indirect benefits from the Amendment and that the waiver set forth in this Section 11.4 is knowingly made in contemplation of such benefits.

        SECTION 12. MISCELLANEOUS

               12.1 Amendments. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in a writing signed by the parties hereto.

               12.2 Notices. All notices, requests and demands to or upon the Collateral Agent or the Grantor hereunder shall be effected in the manner provided for in the Credit Agreement; provided that any such notice, request or demand to or upon the Grantor shall be addressed to the Grantor at its notice address set forth on Schedule I and that any such notice, request or demand to or upon the Collateral Agent shall be addressed to the Collateral Agent at its notice address set forth in
        Schedule I.

               12.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

               12.4 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their successors and assigns; provided that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

               12.5 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               12.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               12.7 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

               12.8 Integration. This Agreement represent the agreement of the Grantor, the Collateral Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein.

               12.9 Depository Bank's Location. New York shall be deemed to be the Depository Bank's location for the purposes of this Agreement and the perfection and priority of the Collateral Agent's security interest in the Cash Collateral Account.

               12.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, each of the undersigned has caused this Cash Collateral Pledge Agreement to be duly executed and delivered as of the date first above written.

                                       CDOC, INC.



                                       By: /s/
                                          -------------------------------------
                                          Name:
                                          Title:


                                       JPMORGAN CHASE BANK, as Depositary Bank



                                       By: /s/
                                          -------------------------------------
                                          Name:
                                          Title:


                                       JPMORGAN CHASE BANK, as Collateral Agent



                                       By: /s/
                                          -------------------------------------
                                          Name:
                                          Title: